EXHIBIT 10.61

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

AMENDMENT TO
TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT
FOR 1Y PROCESS NODE

This Amendment to Technology Transfer and License Option Agreement for 1Y Process Node (“Amendment”) is entered into by Micron Technology, Inc., a Delaware Corporation (“Micron”), and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”). Micron and NTC may be referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, Micron and NTC previously entered into the Technology Transfer and License Option Agreement for 1Y Process Node, effective as of February 3, 2016 (“Agreement”);
WHEREAS, concurrently with this Amendment, Micron and NTC are entering into a Note Purchase Agreement; and
WHEREAS, subject to the conditions set forth herein, Micron and NTC wish amend the Agreement;
NOW, THEREFORE, the Parties hereby agree as follows:
1.    As used in this Amendment, “NPA” means that certain Note Purchase Agreement entered into between Micron and NTC as of May 17, 2016. As used in this Amendment, the terms “Notes”, “Notes Closing”, and “Notes Closing Date” have the respective meanings ascribed thereto in the NPA.

2.    This Amendment shall only become effective upon the Notes Closing for the sale of Notes by Micron to NTC pursuant to the terms and conditions of the NPA. If the Notes Closing does not occur in accordance with the NPA, then this Amendment shall have no effect and the terms of the Agreement shall remain unchanged. If the Notes Closing does occur in accordance with the NPA, then this Amendment shall become effective as of the Notes Closing Date.

3.    Section 4.1(b) of the Agreement is hereby deleted and replaced with the following paragraph:

(b)    Royalty Cap. Once the aggregate amount paid by NTC to Micron under this Section 4.1 and Section 4.1 of the TTLA 1X is equal to [***] ("Royalty Cap"), then all royalty payment obligations under this Section 4.1 shall be fully performed and no further royalties shall accrue or be due from NTC under this Section 4.1.
4.    Unless otherwise defined in this Amendment, all capitalized words in this Amendment shall have the same meaning as defined in the Agreement.

5.    Except as specifically provided herein or as amended by the Parties hereto otherwise, the terms of the Agreement remain in full force and effect.

6.    No provision of this Amendment will be interpreted in favor of, or against, any Party by reason of the extent to which (i) such Party or its counsel participated in the drafting thereof, or (ii) such provision is inconsistent with any prior draft of this Amendment.

7.    This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of this Amendment, or PDF signatures of this Amendment via electronic mail, exchanged between the Parties shall be sufficient to bind each Party hereto.

<Signature Page Follows>

NAI-1501261619v2

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

By signing below, the Parties agree to the terms of this Amendment.

MICRON TECHNOLOGY, INC.
By:	/s/ Ernie Maddock
Name: Ernie Maddock
Title: Chief Financial Officer and VP, Finance
Date: May 17, 2016

NANYA TECHNOLOGY CORPORATION
By:	/s/ Pei-Ing Lee
Name: Pei-Ing Lee
Title: President
Date: May 17, 2016

THIS IS THE SIGNATURE PAGE FOR THE AMENDMENT TO TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 1Y PROCESS NODE

NAI-1501261619v2